UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The following employee communication may be provided to stockholders of Qualcomm Incorporated (“Qualcomm”).

Dear QUALCOMM Stockholder,

You are receiving this e-mail because, as of January 8, 2018, you held QUALCOMM Incorporated (the “Company” or “QUALCOMM”) Common Stock (“Stock”) issued under the QUALCOMM Incorporated 2006 Long Term Incentive Plan and/or the QUALCOMM Incorporated 2016 Long Term Incentive Plan (each a “Plan” and collectively the “Plans”). Your stock is held by ESOP Management and Trust Services Ltd. as Trustee of the Plans (the “Trustee”), for which you are entitled to direct the voting of your shares at the Company’s 2018 Annual Meeting of Stockholders to be held on March 6, 2018. Please note this email relates only to Stock issued to you under the Plans and held by the Trustee. You will have received separate voting materials if you hold Stock in other accounts.

It is important that we obtain votes from each of our stockholders, so please provide your voting instructions as soon as possible. Your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on March 3, 2018 in order to be counted.

The voting process is quick and easy - either click on the following link to the Internet voting site (which also contains QUALCOMM’s 2018 Proxy materials), or call the telephone number below to access the telephone voting site. Please have the unique control number provided below handy - you’ll need it to enter your voting instructions

YOUR CONTROL NUMBER IS:

INTERNET: To view the Proxy materials and vote by Internet, connect to the secure electronic voting site at https://www.proxyvotenow.com/qcltip and follow the prompts.

TELEPHONE: To vote by telephone, call 1-646-880-9099 and follow the prompts. International Long Distance Rates will apply.

When you vote, you will be directing the vote of all shares of Stock held in your account which were issued under the Plans and held by the Trustee. Such shares will be voted at QUALCOMM’s 2018 Annual Meeting of Stockholders, which will be held on Tuesday, March 6, 2018, and at any adjournment thereof. Your voting instructions are submitted directly to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including QUALCOMM, except as may be required by the applicable Plan or by law. If you properly provide instructions by telephone or Internet as described in this e-mail, your shares will be voted according to your instructions. You must provide voting instructions as to each proposal on the ballot in order for your Internet or telephone voting instructions to be effective. If you do not provide timely instructions your shares will not be voted.

The undersigned holder of Stock issued under the QUALCOMM Incorporated 2006 Long Term Incentive Plan and/or the QUALCOMM Incorporated 2016 Long Term Incentive Plan, hereby instructs the Trustee to vote all my shares of Stock as directed by the undersigned at the 2018 Annual Meeting of Stockholders of the Company to be held at the Irwin M. Jacobs Qualcomm Hall, 5775 Morehouse Drive, San Diego, California 92121, on Tuesday, March 6, 2018 at 8:00 a.m. local time and at any and all adjournments or postponements thereof.

The Board of Directors recommends a vote FOR all QUALCOMM Nominees for Director in Proposal 1, and FOR Proposals 2, 3, 4, 5, 6, and 7 and AGAINST Proposal 8.

ADDITIONAL INFORMATION
Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS
Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.